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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Numatics, Incorporated (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Welker, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     (1) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

     (2) that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                /s/ John H. Welker
                                                --------------------------
                                                John H. Welker
                                                Chief Executive Officer

                                                May 14, 2003

[A signed original of this written statement required by Section 906 has been provided to Numatics, Incorporated and will be retained by Numatics, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.]